SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2011

Klever Marketing, Inc.

(Exact name of registrant as specified in its charter)

Commission file number ______

Delaware	363688583

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

30251 Golden Lantern, Suite E, PMB 411, Laguna Niguel, CA	92677-5993

(Address of principal executive offices)	(Zip Code)

(801) 847-6444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________2469 E Ft Union Blvd, No. 214, Cottonwood, UT 84121___________________

(Former name or former address, if changed since last report.)

Introduction to this 8-K

Attached herein are the financial results for the year 2010 as reviewed and approved by Company management.  These attached statements were intended to be part of the Company 10-K filing for 2010.

On April 8, 2011, while the Company was in the final stages of preparing its 2010 10-K Report, Klever was notified that our former auditor, Chisholm, Bierwolf, Nilson & Morrill, LLC  (Chisholm) was sanctioned by the Public Company Accounting Oversight Board (PCAOB).  This action occurred  as a result of activities in 2006 and 2007 with other public companies.  However, this sanction resulted in de-registration of Chisholm such that they are unable to issue their consent to their 2009 financial statements, which are a necessary part of our 10-K filing.  Our 2009 statements will have to be re-audited by our current auditor before the 10-K can be filed.  This audit cannot be performed in time to meet the 10-K filing deadline and will result in Klever being late with its filing.

This action was unexpected and beyond the Company's control.  The Klever Board and management are disappointed that they are unable to release their 10-K Report on time.  This 8-K is being released to continue to inform our stockholders and the public on the progress of the Company.  Readers must be cautioned that the financial statements contained in this 8-K filing are unaudited.  We are enclosing an update on the Company's recent activities and the resulting financial statements.

Item 2.02. Results of Operations and Financial Condition

(a) General Company Information

Klever Marketing was formed for the purpose of creating a vehicle to obtain capital, to file and acquire patents, to seek out, investigate, develop, manufacture and market electronic in-store advertising, directory and coupon services which have potential for profit.  The Company has successfully conducted two in-store demonstrations of its technology – the latest being in 2009 with the release of the Giving Cart and its Retailer Chime-Time Awards Program.  Recently, the Company has migrated its product to mobile technology and expanded its capabilities to take full advantage of the opportunities available in this fast growing medium.  The Company is seeking to become the industry leader in targeted digital promotions and to introduce revolutionary coupon technology and concepts.  Klever is seeking a unique niche in connecting the consumer, retailer and consumer packaged goods ("CPG") companies.  Additional capital is being sought to fully implement this effort.

(b) 2010 Shift to Mobile Phone Development

During 2010 the Company embarked on a major restructuring of its product line.  After years of successful development of electronic shopping cart mounted devices, Klever management recognized that mobile technology was advancing so rapidly that it could now shift its product to this more efficient platform and take advantage of all its expanded capabilities to implement its innovative technologies.  Accordingly, the Company embarked on a rapid transition plan.

The first step was to conduct rigorous due diligence to determine how Klever could expand its product offering to take advantage of mobile technology and social networking communications.  The Company wanted to not only develop an advanced application but also secure a position in the mobile service industry with grocers that would place it above the competition from other applications.  We called in a highly regarded corporate planner/strategist from Innovus to work with the Company in a series of workshops to help define our market niche and assure our approach was  correct.  Innovus helped us refine and expand our horizon to define a very attractive combination of products and services that is expected to deliver a highly differentiated solution.  They are continuing to work with Klever as an integral part of our team to ensure the rapid adoption of the Company’s products and services by CPG companies and grocery retailers.

We subsequently teamed with a highly qualified mobile phone technology company from Venice, California, Briabe Media, Inc., who helped expand our vision and prepared our requirements documents along with assistance in developing our marketing approach in this new medium.  With the concept, market segments and requirements completed, Klever then took the next important step of hiring a  highly qualified development team from San Diego, Qualzoom, Inc., who developed the application, now called KleverShop and the ever-important backend database now called KleverNet.  With this technology the Company intends to implement an advanced recommendation engine and unique coupon recommendation engine that will help consumers buy the products they want and allow retailers and CPG manufacturers to reach consumers with new and complimentary products they will want to purchase with the available discounts and redemptions.  Qualzoom completed its product development by year end in preparation of system and integration testing in 2011.

The new product line combines the best features of our previous shopping cart technology with the new mobile, cloud computing and database technologies that could lead to fundamental changes in how impressions are made that entice customers to buy products. The Klever shopping experience begins with the creation of the shopping list. Whether they are items scanned in the home or items identified using an electronic shopping list template or through a downloaded recipe, the consumer can easily build a shopping list. We believe that the Klever system will make building a shopping list efficient and fun for the consumer while simultaneously creating the first touch point to learn their preference and needs. With the initial shopping list complete, the consumer will no longer need to wade through an ocean of coupons looking for the few they want. Instead, the coupons they want and need will come to them automatically. Additionally, CPG companies and retailers will have the opportunity to up sell their products and make a direct and targeted impression on the consumer which should significantly contribute to basket up lift. This not only will save the consumer valuable time, but the simplicity of this process which is a key differentiator for Klever Marketing, is expected to save the CPG companies and retailers time and money, along with expanding product movement.

 Using GPS capabilities, consumers can identify, select and check into the grocery store of their choice. Once in the grocery store, the consumer’s mobile device can become an indispensable shopping tool. Key features that consumers will benefit from with the Klever system include receiving personalized messages and special offers, taking advantage of in-store services such as placing deli and pharmaceutical orders, and redeeming coupons at checkout. With a simple scan or on-line retrieval, the consumer will be able to receive important information about a product while being empowered to make informed buying decisions. All of these features will help make the consumer more efficient and effective during their shopping experience.

Beyond the initial product release, plans are already being made to incorporate additional features and capabilities that promise to keep Klever Marketing in the vanguard of the shopping experience. Some of these include an intuitive and intelligent shopping list that learns what a consumer wants from their historic buying habits. Tell-a-Friend options that, through blogs and social networks such as Facebook, allows a consumer to share and receive recommendations and experiences. This form of viral marketing should prove to be an extremely valuable tool for CPG companies and grocery retailers to strengthen consumer loyalty and increase store sales. Also, integrating redemption and loyalty programs at checkout promises even more convenience for consumers in addition to generating tremendous savings.

To continue to protect the Company’s patent rights, our patent attorneys filed additional copyrights/trademarks and are concluding the filing of new, comprehensive “wrap around” patents.

Klever is continuing to seek equity funding through private sources and are currently working with several potential investors.  All fund raising at this time is being pursued through the sale of unregistered shares to accredited investors.

(c) Anticipated Business Development in the Next 12 Months

During the next twelve months, the Company plans to work diligently to implement its KleverShop mobile phone application and API portals along with its supporting KleverNet database in an effort to increase shareholder value.  The Company will also be implementing its comprehensive marketing plan to bring this new opportunity to the attention of consumers, CPGs and retailers through a number of medias – some traditional and many on the new wave of market penetration in the mobile era.  We plan to conduct demonstration tests with retailers and develop close ties with several leading CPG companies.  During the launch period, the Company plans to add staff to transition to full operations in preparation for our Phase 2 development.  No assurance or warranty can be given that the Company will be successful with these goals.

(d) Factors That May Affect Future Results

Management’s shift to mobile technology and proposed business plans contain information based on management’s beliefs and forward-looking statements that involve a number of risks, uncertainties, and assumptions.  There can be no assurance that actual results will not differ materially from the forward-looking statements as a result of various factors, including but not limited to the following:

•

the Company may not obtain the equity funding necessary to fully implement the mobile phone technology

•

the Company may not be successful in obtaining a major show case retail store in which to display its upgraded product

•

the Company's expanded technologies may take longer to implement than planned

Item 9.01. Financial Statements and Exhibits

(a) Klever Marketing Unaudited Financial Statements as of December 31, 2010 and 2009 and for the years ended December 31, 2010 and 2009 and for the period from inception on July 5, 1996 through December 31, 2010.

(b) Not applicable

(c) Not applicable

(d) Exhibits

Klever Marketing, Inc.

Unaudited Financial Statements

(Excluding Footnotes)

Years ended December 31, 2010 and 2009 and for the period

from inception on July 5, 1996 through December 31, 2010.

KLEVER MARKETING, INC.

(A Development Stage Company)

Balance Sheets

ASSETS

	UNAUDITED	
	December 31,	
	2010	2009
CURRENT ASSETS		
Cash	$ 1,071	$ 21,041
Prepaid expenses	7,535	-
Total Current Assets	8,606	21,041
FIXED ASSETS		
Office equipment	-	92,964
Less accumulated depreciation	-	(92,964)
Total Fixed Assets	-	-
OTHER ASSETS		
Deferred stock offering costs	-	20,000
Intangibles, net	550	-
Total Other Assets	550	20,000
TOTAL ASSETS	$ 9,156	$ 41,041

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

	2010	2009
CURRENT LIABILITIES		
Accounts payable	$ 502,885	$ 376,365
Accrued liabilities	516,118	674,252
Preferred stock dividends	385,144	-
Related party notes payable	44,950	9,000
Notes payable	15,000	45,000
Stock deposits	11,000	11,000
Total Current Liabilities	1,475,097	1,115,617
STOCKHOLDERS' EQUITY (DEFICIT)		
Preferred stock (par value $0.01), 2,000,000 shares authorized, 287,595 shares issued and outstanding	2,876	2,876
Common stock (par value $0.01), 250,000,000 shares authorized, 45,921,640 and 43,590,130 shares issued and outstanding, respectively	459,216	435,901
Treasury stock, 100,000 shares at December 31, 2010 and 2009	(1,000)	(1,000)
Paid in capital in excess of par value	16,595,001	16,551,909
Retained deficit	(3,333,785)	(3,333,785)
Deficit accumulated during development stage	(15,188,249)	(14,730,477)
Total Stockholders' Equity (Deficit)	(1,465,941)	(1,074,576)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 9,156	$ 41,041

KLEVER MARKETING, INC.

(A Development Stage Company)

Statements of Operations

For the Years Ended December 31, 2010 and 2009

	UNAUDITED		
	2010	2009	From Inception of Development Stage On July 5, 1996 Through December 31, 2010
REVENUES	$ -	$ -	$ 256,000
EXPENSES			
Sales and marketing	-	-	163,306
General and administrative	379,145	418,757	11,242,412
Research and development	160,225	118,149	4,808,030
Total Expenses	539,370	536,906	16,213,748
OTHER INCOME (EXPENSE)			
Other income	-	4,908	508,751
Interest income	-	-	18,902
Interest expense	(20,383)	(28,250)	(2,645,633)
Forgiveness of debt	102,422	4,837	399,387
Gain on sale of assets	-	-	26,947
Capital gain on sale of investments	-	-	191,492
Total Other Income (Expense)	82,039	(18,505)	(1,500,154)
NET LOSS BEFORE INCOME TAXES	(457,331)	(555,411)	(17,457,902)
INCOME TAXES	441	-	1,741
NET LOSS BEFORE EXTRAORDINARY ITEMS	(457,772)	(555,411)	(17,459,643)
EXTRAORDINARY ITEM - TROUBLED DEBT RESTRUCTURING	-	-	2,271,394
NET LOSS	$ (457,772)	$ (555,411)	$ (15,188,249)
BASIC LOSS PER COMMON SHARE	$ (0.01)	$ (0.01)	
FULLY DILUTED INCOME (LOSS) PER COMMON SHARE	$ (0.01)	$ (0.01)	
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	44,208,928	42,618,936	
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - FULLY DILUTED	44,208,928	42,618,936

KLEVER MARKETING, INC.

Statements of Stockholders' Equity (Deficit)

From Inception of the Development Stage on July 5, 1996 Through December 31, 2010

(UNAUDITED)

	Preferred Stock		Common Stock		Common Stock to be Issued	Subscription Receivable	Treasury Stock	Paid in Capital in Excess of Par Value	Retained Deficit	Deficit Accumulated During Development	Total Stockholders' Equity (Deficit)
	Shares	Amount	Shares	Amount							
Balance, December 31, 1995	247,100	$ 2,471	12,210,949	$ 122,109	$ -	$ -	$ -	$74,022,028	$(103,351,248)	$ -	$ (29,204,640)
January 1996, shares issued in connection with merger	(247,100)	(2,471)	(3,784,905)	(37,849)	5,059	-	-	(70,257,358)	100,017,463	-	29,724,844
Shares issued for cash at $0.50-$3.00 per share	-	-	314,287	3,143	-	-	-	507,932	-	-	511,075
Shares issued in exercise of options at $1.00-$1.25 per share	-	-	130,000	1,300	-	-	-	136,200	-	-	137,500
Shares issued for services at $1.25 per share	-	-	14,282	143	-	-	-	17,710	-	-	17,853
Shares issued for receivable at $1.00-$3.00 per share	-	-	-	-	407	-	-	101,543	-	-	101,950
Shares issued to officer and employee for patents	-	-	-	-	2,250	-	-	130,500	-	-	132,750
Net loss in the year ended December 31, 1996	-	-	-	-	-	-	-	-	-	(831,814)	(831,814)
Balance, December 31, 1996	-	-	8,884,613	88,846	7,716	-	-	4,658,555	(3,333,785)	(831,814)	589,518

KLEVER MARKETING, INC.

Statements of Stockholders' Equity (Deficit) (Continued)

From Inception of the Development Stage on July 5, 1996 Through December 31, 2010

(UNAUDITED)

	Preferred Stock		Common Stock		Common Stock to be Issued	Subscription Receivable	Treasury Stock	Paid in Capital in Excess of Par Value	Retained Deficit	Deficit Accumulated During Development Stage	Total Stockholders' Equity (Deficit)
	Shares	Amount	Shares	Amount							
Balance, December 31, 1998	-	$ -	10,394,819	$ 103,948	$ 4,589	$ -	$ -	$ 6,625,919	$ (3,333,785)	$ (3,084,334)	$ 316,337
Shares issued for cash at $1.96 - $3.00 per share	-	-	701,525	7,015	-	-	-	1,649,949	-	-	1,656,964
Shares issued for employee compensation at $1.95 - $2.34 per share	-	-	2,995	30	-	-	-	6,187	-	-	6,217
Shares issued for exercise of options at $0.52 - $0.86 per share	-	-	238,271	2,383	-	-	-	200,342	-	-	202,725
Shares returned at $0.67 - $1.58 per share	-	-	(62,489)	(625)	-	-	-	(107,047)	-	-	(107,672)
Net loss for the year ended December 31, 1999	-	-	-	-	-	-	-	-	-	(1,734,623)	(1,734,623)
Balance, December 31, 1999	-	-	11,275,121	112,751	4,589	-	-	8,375,350	(3,333,785)	(4,818,957)	339,948

KLEVER MARKETING, INC.

Statements of Stockholders' Equity (Deficit) (Continued)

From Inception of the Development Stage on July 5, 1996 Through December 31, 2010

(UNAUDITED)

	Preferred Stock		Common Stock		Common Stock to be Issued	Subscription Receivable	Treasury Stock	Paid in Capital in Excess of Par Value	Retained Deficit	Deficit Accumulated During Development Stage	Total Stockholders' Equity (Deficit)
	Shares	Amount	Shares	Amount							
Cash received from shares issued in prior year	-	-	-	-	-	23,000	-	-	-	-	23,000
Common stock issued for cash at $0.30 per share	-	-	1,500,093	15,001	-	-	-	435,027	-	-	450,028
Common stock issued for services at $0.25 per share	-	-	150,000	1,500	-	-	-	36,000	-	-	37,500
Stock cancellation	-	-	(400,000)	(4,000)	-	-	-	(11,556)	-	-	(15,556)
Common stock issued in lieu of debt at $0.30 per share	-	-	80,734	807	-	-	-	23,413	-	-	24,220
Common stock issued in for services at $0.30 per share	-	-	11,000	110	-	-	-	3,190	-	-	3,300
Compensation expense from issuance of stock options	-	-	-	-	-	-	-	2,121	-	-	2,121
Net loss for the year ending December 31, 2009	-	-	-	-	-	-	-	-	-	(555,411)	(555,411)
Balance, December 31, 2009	287,595	$ 2,876	43,590,130	$ 435,901	$ -	$ -	$ (1,000)	$ 16,551,908.93	$ (3,333,785)	$ (14,730,477)	$ (1,074,576)

KLEVER MARKETING, INC.
(A Development Stage Company)
Statements of Cash Flows
(UNAUDITED)

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	From Inception of Development Stage On July 5, 1996 Through December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:			
Net income (loss)	$ (457,772)	$ (555,411)	$(15,188,249)
Adjustments to reconcile net loss to net cash used by operating activities:			
Stock issued for general and administrative	195,788	40,800	1,241,570
Stock issued for research and development	-	-	62,850
Stock returned for services not rendered	-	(15,556)	(216,346)
Loss on sale/disposal of assets	-	-	486,536
Compensation expense from stock options and warrants	3,870	2,121	95,782
Stock issued for interest	-	-	135,226
Stock issued for accounts payable	-	-	243,458
Deferred income	-	-	(214,000)
Depreciation and amortization	-	-	1,912,883
Write-off bad debts	-	-	15,000
Debt forgiveness	(102,422)	(4,837)	(107,259)
Services contributed by officers	60,000		60,000
Changes in operating assets and liabilities:			
(Increase) decrease in accounts receivable	-	-	62,281
(Increase) decrease in other assets and prepaids	(35)	-	89,203
(Increase) in deferred stock offering costs	20,000	(20,000)	-
Increase (decrease) in accounts payable	126,520	93,277	433,901
Increase (decrease) in accrued liabilities	14,681	22,354	595,707
Net Cash Used by Operating Activities	(139,370)	(437,252)	(10,291,457)
CASH FLOWS FROM INVESTING ACTIVITIES:			
Acquisition/sale of equipment, net	-	-	(587,801)
Acquisition/sale of patents and other intangibles	(550)	-	24,539
Acquisition/sale of stock, net	-	-	12,375
Net Cash Used by Investing Activities	$ (550)	$ -	$ (550,887)

KLEVER MARKETING, INC.

(A Development Stage Company)

Statements of Cash Flows (Continued)

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	From Inception of Development Stage On July 5, 1996 Through December 31, 2010
CASH FLOWS FROM FINANCING ACTIVITIES:			
Stock deposit	$ -	$ -	$ 11,000
Stock subscription received	-	23,000	23,000
Proceeds from capital stock issued	75,000	450,028	7,575,201
Proceeds from loans	44,950	-	3,518,202
Change in line-of-credit	-	(15,586)	4,837
Loan receivables	-	-	(15,000)
Principal payments on lease obligations	-	-	(18,769)
Cash payments on note payable	-	-	(279,730)
Net Cash Provided by Financing Activities	119,950	457,442	10,818,741
NET INCREASE (DECREASE) IN CASH	(19,970)	20,190	(23,603)
CASH AT BEGINNING OF PERIOD	21,041	851	24,674
CASH AT END OF PERIOD	$ 1,071	$ 21,041	$ 1,071
SUPPLEMENTAL DISCLOSURES			
Cash Paid For:			
Interest	$ -	$ 3,326	$ 3,326
Income taxes	$ 441	$ -	$ 1,741
Non-Cash Transactions for Investing and Financing Activities:			
Common stock issued in lieu of debt	$ 30,000	$ 24,220	
Common stock issued in lieu of debt with related parties	$ 9,000		
Common stock issued for prepaid services with related parties	$ 7,500		
Common stock issued to pay accrued liabiilties	$ 70,393		
Accrual for preferred stock dividends payable with preferred shares	$ 385,144